                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      __________________________________

                               February 25, 2000
                              ------------------
                                 Date of Report


                         DOLLAR FINANCIAL GROUP, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


       New York                    333-18221                         13-2997911

(State or Other Jurisdiction       (Commission                       (IRS Employer
of Incorporation)                  File Number)                   Identification Number)

       1436 Lancaster Avenue, Suite 210, Berwyn, Pennsylvania 19312-1288
          (Address of principal executive offices)        (zip code)

                                 (610) 296-3400
                                 --------------
               Registrant's telephone number, including area code

Item 1.   Not Applicable
          --------------


Item 2. On February 10, 2000, Moneymart.com, Inc., a subsidiary of Dollar Financial Group, Inc. ("Company"), entered into an agreement with Robert L. Coombs, Brent L. Wilson and Curtis Linn Doman to acquire substantially all of the assets of CheckStop, Inc. which is a payday loan business operating through 150 independent satellite locations in 17 states. The aggregate purchase price for this acquisition was $2.6 million and was funded through the Company's revolving credit facility.


Items 3-8.  Not Applicable
            --------------

                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 25, 2000



                                         DOLLAR FINANCIAL GROUP, INC.
                                         a New York corporation



                                         By:    /s/ Richard S. Dorfman
                                                ----------------------------
                                         Name:  Richard S. Dorfman
                                         Title: Executive Vice President and
                                                Chief Financial Officer